UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2011 (August 5, 2011)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA DELAWARE	001-32714 001-35211	98-0570897 38-3531640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2011, Gastar Exploration Ltd. (NYSE Amex: GST) (the “Company”) issued a press release announcing the Company’s financial results for the three and six months ended June 30, 2011.  A copy of the Company’s press release, dated August 8, 2011, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the information presented herein under Item 2.02 and under Item 9.01 related thereto of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Bonus Plan

On August 5, 2011, the board of directors (the “Board”) of the Company adopted an annual bonus plan (the “Bonus Plan”) to reward certain employees of the Company for the Company’s financial performance and to further align their interests with those of the shareholders of the Company.

Subject to the discretion of the compensation committee (the “Committee”) of the Board, participants in the Bonus Plan may become entitled to a cash bonus upon achievement of performance criteria established by the Committee, which may include operational, financial or other targets (or any combination thereof).  Generally, in order to be eligible for payment of a bonus under the Bonus Plan, a participant must be continuously employed with the Company through the date such bonus is paid.

For 2011, the Company anticipates that bonus payments will be awarded based upon the Company’s achievement with respect to the following metrics: production per day average, proved third party reserves additions, finding costs, total company controllable lifting costs, operating cash flow, operating cash flow per share, production per share, reserves per share and stock price performance ranking to peer group.

The foregoing description of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the Bonus Plan.  A copy of the Bonus Plan is attached to this report as Exhibit 10.1.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On August 5, 2011, the Company announced that Gastar Exploration USA, Inc. (NYSE Amex: GST.PRA), the wholly-owned subsidiary of the Company, has declared a monthly cash dividend on its 8.625% Series A Preferred Stock (“Series A Preferred Stock”) for August 2011.  A copy of the Company’s press release, dated August 5, 2011, is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.2 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is hereby furnished as part of this Current Report on Form 8-K under Item 2.02 and Item 9.01 of Form 8-K and shall not deemed filed.

Exhibit No.	Description of Document

10.1	Gastar Exploration Ltd. Annual Bonus Plan
99.1	Press release dated August 8, 2011 announcing the Company’s financial results for the three and six months ended June 30, 2011.
99.2	Press release dated August 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: August 8, 2011	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Gastar Exploration Ltd. Annual Bonus Plan
99.1	Press release dated August 8, 2011 announcing the Company’s financial results for the three and six months ended June 30, 2011.
99.2	Press release dated August 5, 2011.